Copeland Risk Managed Dividend Growth Fund Copeland International Risk Managed Dividend Growth Fund

PROSPECTUS

March 30, 2018

Copeland Risk Managed Dividend Growth Fund

Class A Shares: CDGRX

Class C shares: CDCRX

Class I shares: CDIVX

Copeland International Risk Managed Dividend Growth Fund

Class A Shares: IDVGX

Class C Shares: IDVCX

Class I Shares: IDVIX

This Prospectus provides important information about the Copeland Risk Managed Dividend Growth Fund and the Copeland International Risk Managed Dividend Growth Fund (each a “Fund” and collectively the “Funds”) that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: COPELAND RISK MANAGED DIVIDEND GROWTH FUND	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	3
FUND SUMMARY: COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND	5
Investment Objectives	5
Fees and Expenses of the Fund	5
Portfolio Turnover	5
Principal Investment Strategies	6
Principal Investment Risks	6
Performance	7
MANAGEMENT OF THE FUNDS	8
Investment Adviser	8
Portfolio Managers	8
Purchase and Sale of Fund Shares	8
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
Investment Objectives	9
Principal Investment Strategies of Copeland Risk Managed Dividend Growth Fund	9
Principal Investment Strategies of Copeland International Risk Managed Dividend Growth Fund	10
Principal Investment Risks	11
Temporary Investments	13
Portfolio Holdings Disclosure	14
MANAGEMENT	14
Investment Adviser	14
Portfolio Managers of Copeland Risk Managed Dividend Growth Fund	14
Portfolio Managers of Copeland International Risk Managed Dividend Growth Fund	15
HOW SHARES ARE PRICED	16
HOW TO PURCHASE SHARES	17
HOW TO REDEEM SHARES	20
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	22
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	23
DISTRIBUTION OF SHARES	25
Distributor	25
Distribution Fees	25
Shareholder Service Fees	25
Additional Compensation to Financial Intermediaries	25
Householding	25
FINANCIAL HIGHLIGHTS	26
PRIVACY NOTICE	32

FUND SUMMARY: COPELAND RISK MANAGED DIVIDEND GROWTH FUND

Investment Objectives: The Fund seeks long-term capital appreciation and income while preserving capital in declining markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional or in How to Purchase Shares on page 17 of this Prospectus and in Purchase, Redemption and Pricing of Shares on page 59 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.82%	2.57%	1.57%
Fee Waiver and/or Expense Reimbursement (2)	(0.37)%	(0.37)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	2.20%	1.30%
(1)	Maximum Deferred Sales Charge (load) may be charged only on shares redeemed within the first 18 months after their purchase.
(2)	The Fund’s adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45% of the daily average net asset value of Class A shares, 2.20% of the daily average net asset value of Class C shares and 1.30% of the daily average net asset value of Class I shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$814	$1,081	$1,471	$2,561
Class C	$223	$764	$1,332	$2,877
Class I	$132	$469	$830	$1,845

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2017, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

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Principal Investment Strategies: The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate by the adviser’s quantitative model. The Fund is primarily composed of common stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies or entities that have raised their dividends for a minimum of five consecutive years and cash equivalents. The Fund will limit its investment in MLPs to no more than 25% of its net assets. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of five consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in temporary defensive investments such as cash and cash equivalents, short term exchange traded funds (“ETFs”) and investment grade bonds, for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and/or temporary defensive investments, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund in general invests in companies with a market capitalization of at least $250 million, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund’s investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

  Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
  ETF Risk: Shares of ETFs have many of the same risks as direct investments in the underlying securities they invest in, although the lack of liquidity may make ETFs more volatile. ETFs have investment management fees and other expenses which will be indirectly paid by the Fund. In addition, ETFs do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying Funds and may result in a loss and are subject to trading and commission costs.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
  Management Risk: The adviser’s dependence on its dividend growth and sector rotation strategies and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  MLP Risk: Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.
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  REIT Risk: An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.
  Sector Risk: To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
  Small and Medium Capitalization Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder and reduces after-tax returns if Fund shares are held in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for the last seven calendar years. Returns for Class C shares and Class I shares, which are not presented in the bar chart, will vary from the return for the Class A shares to the extent the expenses of such classes differ. The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance reflects expense reimbursements in effect. If expense reimbursements were not in place, the Fund’s performance would be reduced. Updated performance information is available at no cost by calling 1-888-9-COPELAND (1-888-926-7352).

Class A Annual Total Return For Year Ended December 31

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter:	3/31/2013	11.58%
Worst Quarter:	9/30/2011	(6.93)%

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Performance Table

Average Annual Total Returns

(For period ended December 31, 2017)

Class A Shares(1)	One Year	Five Years	Since Inception of the Class(2)
Return before taxes	12.70%	9.18%	8.21%
Return after taxes on distributions	11.02%	7.72%	7.11%
Return after taxes on distributions and sale of Fund shares	7.60%	6.99%	6.35%
Class C Shares
Return before taxes	18.65%	9.64%	9.47%
Class I Shares
Return before taxes	19.78%	N/A	9.38%
S&P 500® Index(3)	21.83%	15.79%	13.73% 15.50% 14.78%
Russell 3000 Index(3)	21.13%	15.58%	13.47% 15.40% 14.51%
(1)	Performance reflects the deduction of the maximum sales charge of 5.75%.
(2)	The inception date of the Fund’s Class A shares is December 28, 2010. The inception date of the Fund’s Class C shares is January 5, 2012. The inception date of the Fund’s Class I shares is March 1, 2013.
(3)	The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index. The “Since Inception” performance shown for the S&P 500 Index and Russell 3000 Index utilizes the inception date of each share class, respectively, as shown in note (2) above.

After-tax returns above are shown for Class A shares of the Fund; after-tax returns for the Fund’s Class C and Class I shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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FUND SUMMARY: COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

Investment Objectives: The Fund seeks long-term capital appreciation and income while preserving capital in declining markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional or in How to Purchase Shares on page 17 of this Prospectus and in Purchase, Redemption and Pricing of Shares on page 59 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.23%	1.22%	1.32%
Total Annual Fund Operating Expenses	2.58%	3.32%	2.42%
Fee Waiver and/or Expense Reimbursement(2)	(0.98)%	(0.97)%	(0.97)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.60%	2.35%	1.45%
(1)	Maximum Deferred Sales Charge (load) may be charged only on shares redeemed within the first 18 months after their purchase.
(2)	The Fund’s adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, or 1.45% of the daily average net asset value of Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$828	$1,243	$1,784	$3,253
Class C	$238	$931	$1,648	$3,547
Class I	$148	$662	$1,203	$2,682

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2017, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

5

Principal Investment Strategies: The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate by the adviser’s quantitative model.

The Fund is primarily composed of common stocks, American Depositary Receipts (“ADRs”) and equity real estate investment trusts (“REITs”) of foreign companies or entities that have a track record of consistent dividend growth and cash equivalents. ADRs are investments issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign company. Foreign companies or entities are those that trade on non-U.S. exchanges or that derive the majority of their revenue from non-U.S. sources. The Fund may invest in developed and emerging markets. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Index. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales.

As an international fund, the Fund invests, under normal market conditions, in at least three different foreign countries, and at least 40% of its assets in foreign companies or entities as described above. The Fund may seek to reduce currency fluctuations by hedging its foreign currency exposure.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of three consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in temporary defensive investments such as cash and cash equivalents, short term exchange traded funds (“ETFs”) and investment grade bonds, for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and/or temporary defensive investments, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund, in general, invests in companies with a market capitalization of at least $1 billion upon purchase, but is not restricted to any market capitalization range.

The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund’s investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

•	Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
•	Currency Hedging Risk: Currency hedging transactions may not perfectly offset the Fund’s foreign currency exposure and entail additional trading commissions and fees.
•	Emerging Markets Risk: The risks associated with foreign investments are heightened when investing in developing or emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
•	ETF Risk: Shares of ETFs have many of the same risks as direct investments in the underlying securities they invest in, although the lack of liquidity may make ETFs more volatile. ETFs have investment management fees and other expenses which will be indirectly paid by the Fund. In addition, ETFs do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying Funds and may result in a loss and are subject to trading and commission costs.
•	Foreign Investing Risk: Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
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•	Management Risk: The adviser’s dependence on its dividend growth and sector rotation strategies and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
•	Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
•	REIT Risk: An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.
•	Sector Risk: To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
•	Small and Medium Capitalization Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder and reduces after-tax returns if Fund shares are held in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for the last five calendar years. Returns for Class A shares and Class C shares, which are not presented in the bar chart, will vary from the return for the Class I shares to the extent the expenses of such classes differ. The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance reflects expense reimbursements in effect. If expense reimbursements were not in place, the Fund’s performance would be reduced. Updated performance information is available at no cost by calling 1-888-9-COPELAND (1-888-926-7352).

Class I Annual Total Return For Year Ended December 31

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter:	6/30/2017	7.84%
Worst Quarter:	12/31/2016	(7.23)%

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Performance Table

Average Annual Total Returns

(For period ended December 31, 2017)

Class I Shares	One Year	Five Years	Since Inception of the Class(2)
Return before taxes	24.32%	4.58%	4.69%
Return after taxes on distributions	23.95%	4.46%	4.57%
Return after taxes on distributions and sale of Fund Shares	14.06%	3.55%	3.64%
Class A Shares(1)
Return before taxes	16.98%	3.25%	3.36%
Class C Shares
Return before taxes	23.16%	3.70%	3.82%
MSCI World ex U.S. (net) Index(3)	27.19%	6.80%	6.96%
(1)	Performance reflects the deduction of the maximum sales charge of 5.75%.
(2)	The Fund commenced operations on December 17, 2012 in all three share classes.
(3)	The MSCI World ex U.S. (net) Index is a free float adjusted market capitalization index designed to measure equity market performance in the global developed markets excluding holdings in the United States. Index returns are net of any withholding taxes and assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index. The performance shown for the MSCI World ex U.S. (net) Index Since Inception utilizes the inception date of each Class, which is December 17, 2012.

After-tax returns above are shown for Class A shares of the Fund; after-tax returns for the Fund’s Class C and Class I shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

MANAGEMENT OF THE FUNDS

Investment Adviser: Copeland Capital Management, LLC.

Portfolio Managers: Eric C. Brown, Chief Executive Officer of the adviser, and Mark Giovanniello, Chief Investment Officer of the adviser have served the Copeland Risk Managed Dividend Growth Fund as its portfolio managers since it commenced operations in 2010. Both Mr. Brown and Mr. Giovanniello are jointly and primarily responsible for managing the Copeland Risk Managed Dividend Growth Fund.

Erik B. Granade, Head of International Equities of the adviser, has served the Copeland International Risk Managed Dividend Growth Fund as its portfolio manager since it commenced operations in 2012. Kenneth T. Lee, portfolio manager of the adviser, has served as a portfolio manager of the Copeland International Risk Managed Dividend Growth Fund since March 2014. Mr. Granade and Mr. Lee are jointly and primarily responsible for managing the Copeland International Risk Managed Dividend Growth Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Funds on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Use of the Funds’ Automatic Investment Plan can lower these requirements. The Funds or their adviser may waive any investment minimum:

Copeland Risk Managed Dividend Growth Fund Minimum Investment
Class	Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
A	$1,000	$250	$500	$50
C	$1,000	$250	$500	$50
I	$25,000	$25,000	$500	$50

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Copeland International Risk Managed Dividend Growth Fund Minimum Investment
Class	Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
A	$2,500	$500	$500	$50
C	$2,500	$500	$500	$50
I	$25,000	$25,000	$500	$50

Tax Information: Dividends and capital gain distributions you receive from the Funds, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-exempt or tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable as ordinary income upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Copeland Risk Managed Dividend Growth Fund seeks long-term capital appreciation and income in normal market environments, and capital preservation when the adviser’s sector signals forecast a high probability of an equity market decline. The Fund’s investment objectives and its 80% dividend growth security policy may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

The Copeland International Risk Managed Dividend Growth Fund seeks long-term capital appreciation and income in normal market environments, and capital preservation when the adviser’s sector signals forecast a high probability of equity market declines. The Fund’s investment objectives, its 80% dividend growth security policy, and its policy to invest in at least three different foreign countries and at least 40% of its assets outside of the U.S. may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Copeland Risk Managed Dividend Growth Fund Principal Investment Strategies:

The Copeland Risk Managed Dividend Growth Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate in value by the adviser’s quantitative model. The Fund is primarily composed of common stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies or entities that have raised their dividends for a minimum of five consecutive years, and cash equivalents. The Fund will limit its investment in MLPs to no more than 25% of its net assets. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. The Fund’s investment approach entails a two-step investment process comprising the adviser’s “sector selection” and “stock selection” strategies as outlined below.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of five consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in temporary defensive investments such as cash and cash equivalents, short term exchange traded funds (“ETFs”) and investment grade bonds, for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and/or temporary defensive investments, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund in general invests in companies with a market capitalization of at least $250 million, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

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Sector Selection Strategy

The adviser’s investment process begins with sector selection. The adviser identifies all stocks as members of the following sectors: Technology, Health Care, Financials, Consumer Discretionary, Consumer Staples, Energy, Industrials, Materials, and Utilities (with Telecommunication stocks grouped into the Utilities sector).

The adviser utilizes a quantitative model that analyzes price trends and volatility changes at the sector level to determine whether a sector is expected to appreciate or depreciate in value. Sectors that are predicted to depreciate are excluded from the portfolio. All sectors that are forecasted to appreciate are weighted according to the relative market value of that sector to the available universe of dividend growth stocks. These weights may then fluctuate with the market until a sector signal change causes a rebalancing, which occurs monthly if necessary. When three or fewer sectors have positive signals, the adviser begins to invest in temporary defensive investments such as cash and cash equivalents, short term ETFs and investment grade bonds. In times of extreme market weakness, when quantitative signals are negative for all sectors, the Fund may be invested 100% in temporary defensive investments.

Stock Selection Strategy

Within each sector, the adviser’s proprietary stock selection model ranks all “dividend growers” (U.S. traded stocks, MLPs and REITs that have raised their dividend for a minimum of five consecutive years) using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company’s dividend. These factors include an assessment of the ability to pay dividends relative to earnings and cash flow, historical sales and dividend growth, the cash flow conversion ratio, earnings momentum, return on capital, dividend yield and other valuation metrics. In addition, the investment team eliminates stocks that violate specific ability-to-pay and payout ratio thresholds.

The adviser selects specific stocks amongst the top-ranked companies within each sector. Only those securities which are members of buy-rated sectors, based on the quantitative sector level signals described above, are included in the portfolio. If there are not enough dividend growth securities within a sector that pass the adviser’s criteria, securities with fewer than five years of dividend growth may be purchased in order to maintain targeted sector weightings. These securities would be dividend paying stocks with a track record of dividend growth that are also expected by the adviser to deliver dividend growth in the future.

The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund’s investment objectives.

Copeland International Risk Managed Dividend Growth Fund Principal Investment Strategies:

The Copeland International Risk Managed Dividend Growth Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate in value by the adviser’s quantitative model.

The Fund is primarily composed of common stocks, American Depositary Receipts (“ADRs”) and equity real estate investment trusts (“REITs”) of foreign companies or entities that have a track record of consistent dividend growth and cash equivalents. ADRs are investments issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign company. Foreign companies or entities are those that trade on non-U.S. exchanges or that derive the majority of their revenue from non-U.S. sources. The Fund may invest in developed and emerging markets. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Index. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales.

The Fund’s investment approach entails a two-step investment process comprising the adviser’s “sector selection” and “stock selection” strategies as outlined below. As an international fund, the Fund invests, under normal market conditions, in at least three different foreign countries, and at least 40% of its assets in foreign companies or entities as described above. The Fund may seek to reduce currency fluctuations by hedging its foreign currency exposure.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of three consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in cash and cash equivalents for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund’s allocation to positive sectors and cash and cash equivalents, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund, in general, invests in companies with a market capitalization of at least $1 billion upon purchase, but is not restricted to any market capitalization range.

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Sector Selection Strategy

The adviser's investment process begins with sector selection. The adviser utilizes a quantitative model that analyzes price trends and volatility changes at the sector level to determine whether a sector is expected to appreciate or depreciate in value. Sectors that are predicted to depreciate are excluded from the portfolio. All sectors that are forecasted to appreciate are each weighted according to the relative market value of that sector to the available dividend growth universe. The adviser considers 9 international sectors, where developed and emerging market stocks are considered collectively in one signal per sector. There will be one sector signal utilized for each of the Health Care, Consumer Discretionary, Technology, Materials, Industrials, Energy, Utilities (with Telecommunication stocks grouped into the Utilities sector), Financials, and Consumer Staples sectors. These weights may then fluctuate with the market until a sector signal change causes a rebalancing, which occurs monthly if necessary. When three or fewer sectors have positive signals, the adviser begins to invest in temporary defensive investments such as cash and cash equivalents, short term ETFs and investment grade bonds. In times of extreme market weakness, when quantitative signals are negative for all sectors, the Fund may be invested 100% in temporary defensive investments.

Stock Selection Strategy

Within each sector, the adviser’s proprietary stock selection model ranks all non-U.S. “dividend growers” (companies or entities that have a track record of consistent dividend growth, trade on non-U.S. exchanges, or that derive the majority of their revenue from non-U.S. sources) using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company’s dividend. These factors include an assessment of the ability to pay dividends relative to earnings and cash flow, historical sales and dividend growth, the cash flow conversion ratio, earnings momentum, return on capital, dividend yield and other valuation metrics. In addition, the investment team eliminates stocks that violate specific ability-to-pay and payout ratio thresholds.

The adviser selects specific stocks amongst the top-ranked companies within each sector. If there are not enough three-year dividend growth securities within a sector that pass all of the adviser’s investment criteria, securities with fewer than three years of dividend growth may be purchased. These securities would be dividend paying stocks with a track record of dividend growth that are also expected by the adviser to deliver dividend growth in the future. Only those stocks which are members of buy rated sectors, based on the quantitative sector level signals, are included in the Fund. The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund’s investment objectives.

Principal Investment Risks:

•	Currency Hedging Risk (Copeland International Risk Managed Dividend Growth Fund Only): There is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure. The Fund will decline in value if it under hedges a currency that has weakened or over hedges a currency that has strengthened relative to the U.S. dollar. In addition, the Fund will incur expenses to hedge its foreign currency exposure. By entering into currency hedging transactions, the Fund may eliminate any chance to benefit from favorable fluctuations in relevant currency exchange rates.
•	Dividend-Paying Stock Risk (Both Funds): The Funds’ emphasis on dividend-paying stocks could cause the Funds to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
•	Emerging Markets Risk (Copeland International Risk Managed Dividend Growth Fund Only): The risks of investing in securities of foreign issuers described below are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio’s ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio’s investments. While in many other emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.
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•	ETFs Risk (Both Funds): To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may invest in shares of ETFs and intend to do so for temporary defensive purposes. If a Fund invests in shares of an ETF, shareholders would bear not only their proportionate share of the Fund’s expenses, but also management fees and other expenses paid by the ETF. Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities that such fund invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs funds trade like stocks on exchanges, they are subject to trading and commission costs.
•	Foreign Investing Risk (Copeland International Risk Managed Dividend Growth Fund Only): Investing in securities of foreign issuers may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, the effect of currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information and limited trading markets. Foreign investments may experience greater volatility than U.S. investments. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the value of foreign currencies.
•	Issuer-Specific Risk (Both Funds): The value of a specific security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Management Risk (Both Funds): The net asset value of the Funds changes daily based on the performance of the securities in which it invests. The ability of the Funds to meet its investment objectives is directly related to the adviser’s stock selection using its dividend grower and sector strategies. The adviser’s objective judgments, based on investment strategies, about the attractiveness and potential appreciation of particular investments in which the Funds invest may prove incorrect and there is no guarantee that the adviser’s investment strategies will produce the desired results.
•	Market Risk (Both Funds): The net asset value of the Funds will fluctuate based on changes in the value of the securities in which the Funds invest. The Funds invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices, in general, may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
•	MLP Risk (Copeland Risk Managed Dividend Growth Fund Only): An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

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Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs.

MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities.

•	REIT Risk (Both Funds): An REIT’s equity performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes or interest rates and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.
•	Sector Risk (Both Funds): To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Funds’ performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
•	Small and Medium Capitalization Stock Risk (Both Funds): The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
•	Turnover Risk (Both Funds): A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder if Fund shares are held in a taxable account.

Temporary Defensive Investments: When dictated by the quantitative sector signaling model, the Funds will invest up to 100% of its portfolio in temporary defensive investments. Specifically, the adviser utilizes sector-risk signals that forecast which sectors of the market are likely to decline in value. By avoiding these sectors and increasing a Fund's allocation to temporary defensive investments, the adviser attempts to limit losses. The temporary defensive investments include, cash and cash equivalents, short-term ETFs and investment grade bonds. Cash equivalents include, but are not limited to: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, and repurchase agreements. While a Fund is in a defensive position, the Fund may not achieve its investment objectives of capital appreciation and income generation. Furthermore, to the extent that a Fund invests in money market mutual funds for cash equivalent positions or short-term ETFs, there will be some duplication of expenses because the Fund pays its pro-rata portion of such funds' advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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Portfolio Holdings Disclosure: Within thirty days after the end of each quarter, the adviser posts on the Funds’ website at www.CopelandFunds.com a profile of each Fund which typically includes the Fund’s top ten holdings current as of the quarter end. A Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month. Such information shall remain available on the website until the Fund files a quarterly portfolio holdings report or shareholder report that includes such period. The Funds may terminate or modify this policy at any time without further notice.

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information, which can be obtained at no charge by calling 1-888-9-COPELAND (1-888-926-7352) and can also be found on the Funds’ website at www.CopelandFunds.com. Shareholders may request portfolio holdings schedules at no charge by calling 1-888-9-COPELAND.

MANAGEMENT

Investment Adviser: Copeland Capital Management, LLC (“Copeland”), located at Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the adviser is responsible for management of each Fund’s investment portfolio. The adviser is responsible for selecting each Fund’s investments according to the Fund’s investment objectives, policies and restrictions. The adviser was formed in July 2005 to provide investment advisory services, with a focus on dividend paying equity securities, to individual investors and more recently, institutional investors such as the Funds. As of December 31, 2017, the adviser had $1.9 billion in assets under management.

Pursuant to an advisory agreement between the Funds and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Copeland Risk Managed Dividend Growth Fund’s average daily net assets and an annual advisory fee equal to 1.10% of the Copeland International Risk Managed Dividend Growth Fund’s average daily net assets. The Funds’ adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Copeland Risk Managed Dividend Growth Fund’s daily average net asset value of Class A, Class C and Class I shares, respectively; and 1.60%, 2.35% and 1.45% of the Copeland International Risk Managed Dividend Growth Fund’s daily average net asset value of Class A, Class C and Class I shares, respectively; each subject to possible recoupment in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. Fee deferral and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the advisory agreement is available in the Funds’ semi-annual shareholder report dated May 31, 2017. During the fiscal year ended November 30, 2017, the Copeland Risk Managed Dividend Growth Fund paid an aggregate of 0.67% of its average net assets in advisory fees to the Adviser (after fee waivers) and the Copeland International Risk Managed Dividend Growth Fund paid an aggregate of 0.13% of its average net assets in advisory fees to the Adviser (after fee waivers).

Copeland Risk Managed Dividend Growth Fund Portfolio Managers:

Eric C. Brown

Chief Executive Officer

Mr. Brown, who has served as Chief Executive Officer of the adviser since its formation in July, 2005, is a member of the investment policy committee and the management committee of the adviser. Additionally, Mr. Brown is a partner and has served as portfolio manager for accounts managed using the traditional Copeland Dividend Growth Strategy since December of 2005. Prior to forming Copeland Capital Management, LLC, Mr. Brown was a Senior Portfolio Manager with The Colony Group LLC in Boston, MA. Mr. Brown served as a member of that firm’s Investment Policy Committee, responsible for setting overall investment strategy. While at the Colony Group, Mr. Brown helped develop a proprietary quantitative equity screening model for use in constructing client portfolios. Prior to joining The Colony Group, Mr. Brown was a Portfolio Manager with Bingham Legg Advisors in Boston, MA. Mr. Brown previously worked in municipal bond sales and trading at Bear Stearns & Company, Inc. Mr. Brown received his B.A. from Trinity College in Hartford CT and holds the Chartered Financial Analyst (CFA®) designation. He is a member of the CFA Institute, the Boston Security Analysts Society and the American Mensa Society.

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Mark W. Giovanniello

Chief Investment Officer

Mr. Giovanniello is a member of the investment policy committee and the management committee of the adviser. He is also the Chief Investment Officer at Copeland, a partner at the firm and portfolio manager of the Small Cap, Mid Cap and Smid Cap Dividend Growth strategies. Prior to joining Copeland in August 2009, Mr. Giovanniello was a portfolio manager at Rorer Asset Management where he was the lead portfolio manager for the mid cap strategy. Before joining Rorer, Mr. Giovanniello spent six years at The Colony Group, an investment advisor based in Boston, Massachusetts. At The Colony Group he was the lead manager of the firm’s mid-cap strategy and the Director of Research. In addition, he covered stocks in health care and industrials sectors, supporting the firm’s large-cap, mid-cap and small-cap strategies. Mr. Giovanniello previously was a senior associate at the public accounting firm PricewaterhouseCoopers. He received his B.S. from Boston College and holds the Chartered Financial Analyst (CFA®) designation.

Copeland International Risk Managed Dividend Growth Fund Portfolio Managers:

Erik B. Granade, CFA ®

Head of International Equities, Portfolio Manager

Erik is Head of International Equities, Portfolio Manager for the Fund, and a Principal of the adviser. Erik is a member of the Management Committee and Investment Policy Committee. He is Portfolio Manager for the Copeland International All Cap Strategy. Prior to joining Copeland Capital Management in July 2012, Erik was Chief Investment Officer and Portfolio Manager for Invesco’s global equity team in Atlanta. While at Invesco, he had overall responsibility for the team’s international equity, global equity, and emerging market equity strategies. Prior to joining Invesco, Erik was Head of International Equities at Cashman, Farrell & Associates in Philadelphia, PA. Preceding that, Erik worked at PNC Bank as a Senior International Equity Manager for Provident Capital Management, the firm’s institutional money management business, and as a Securities Analyst. Erik received his B.A. in economics from Trinity College in Hartford CT and holds the Chartered Financial Analyst (CFA®) and Chartered Investment Counselor designations. He is a member of the CFA Institute and the CFA Society of Atlanta.

Kenneth T. Lee, MBA

Portfolio Manager

Mr. Lee is Portfolio Manager for the Fund, a Principal of the adviser and a member of the Investment Policy Committee. He is also Portfolio Manager for the Copeland International All Cap Strategy. Prior to joining Copeland in January 2013, Ken was Co-Founder and Managing Partner at Presidia Capital in Greenwich, CT where he managed Presidia’s Asia Special Situations Fund. Prior to Presidia, Ken was Portfolio Manager and Managing Director at Mercury Partners in Greenwich, CT, a multi-strategy investment firm offering hedge fund and long-only equity strategies. Prior to Mercury, Ken was a Vice President at Deutsche Bank (New York) and an Associate at Wachovia Securities (New York), where he focused on Mergers & Acquisitions in their Real Estate, Lodging & Gaming Investment Banking Group. Previously, Ken was a management consultant at McKinsey & Company and AlixPartners, where he specialized in corporate restructuring and turnarounds for United States and Asian clients across consumer, technology, industrial, and telecommunications sectors. Ken holds a Master of Business Administration (MBA) from Harvard Business School and a B.A. in Economic History from Dartmouth College.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of shares of the Funds.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the respective Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, along with other full and partial days as announced/designated by the NYSE. The NAV takes into account, on a per class basis, the expenses and fees of the respective Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the respective Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the pricing committee of the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the respective Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

For the Copeland International Risk Managed Dividend Growth Fund, fair value prices for foreign equity securities are provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign securities may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV; as a result, the NAV may change on days when you will not be able to purchase or redeem the Fund’s shares. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect the movements in the security’s local market between the time of local closing and the time at which the Fund calculates NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security in accordance with its pricing and fair value procedures.

If events materially affecting the value of a security in a Fund’s portfolio occur after the close of trading, but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, the security’s authorized pricing sources are not able or willing to provide a price, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value, including but not limited to natural disasters, armed conflicts or significant government actions, the adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. Each Fund has implemented a 1% redemption fee as a deterrent to short-term trading. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Funds: Class A shares, Class C shares and Class I shares. The Funds offer these three classes of shares so that you can choose the class that best suits your investment needs. The main differences among each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 25 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares of each Fund represents interest in the same portfolio of investments in that Fund. There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time. The Funds reserve the right to waive sales charges and investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price; NAV plus the applicable sales charge and are also subject to 12b-1 distribution fees of 0.25% of the average daily net assets of Class A shares. The Copeland Risk Managed Dividend Growth Fund’s minimum initial investment in Class A shares of the Fund is $250 for retirement plan accounts and $1,000 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts of that Fund. The Copeland International Risk Managed Dividend Growth Fund’s minimum initial investment in Class A shares of the Fund is $500 for retirement plan accounts and $2,500 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts of that Fund. Use of the Funds’ Automatic Investment Plan can lower these requirements. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Funds and the adviser each reserve the right to waive sales charges as described below. The following sales charges apply to your purchases of Class A shares of the Funds:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

The adviser shall reimburse the Funds in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on shares redeemed within the first 18 months after their purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC.

You may be able to buy Class A shares without a sales charge when you are:

•	Current and retired trustees and officers of the Funds, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
•	Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the adviser (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients, including, for example, employee benefits or retirement plans or charitable accounts, and for which such financial intermediary may charge a separate fee.
•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
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•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Right of Accumulation: For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds’ distributor, Northern Lights Distributors, LLC, at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children. If your minor children have an account number you must provide their age(s) in addition to their account number.

Letter of Intent: The letter of intent allows you to count all investments within a 13-month period in Class A shares of a Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Funds from discontinuing sales of their Class A shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent. You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Funds, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares: Class C shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% (as described in Fees and Expenses of the Fund) on an annualized basis of the average daily net assets attributed to Class C shares as reimbursement or compensation for service and distribution-related activities with respect to each Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class C shares of the Copeland Risk Managed Dividend Growth Fund is $250 for retirement plan accounts and $1,000 for all other accounts. The minimum initial investment in Class C shares of the Copeland International Risk Managed Dividend Growth Fund is $500 for retirement plan accounts and $2,500 for all other accounts. The minimum subsequent investment in Class C shares of each Fund is $50 for retirement plan accounts and $500 for all other accounts.

Class I Shares: Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares pay 0.10% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder support and/or administrative services. Over time, fees paid under this shareholder service plan will increase the cost of a Class I shareholder’s investment and may cost more than other types of service charges. The minimum initial investment in Class I shares of each Fund is $25,000 for retirement plan accounts and $25,000 for all other accounts. The minimum subsequent investment in Class I shares of each Fund is $50 for retirement plan accounts and $500 for all other accounts.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund’s expenses over time in the Fees and Expenses of the Fund section for the respective Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

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Purchasing Shares:

Purchasing shares of the Copeland Risk Managed Dividend Growth Fund. The CUSIP number and ticker for Class A shares of the Fund are 21724W209 and CDGRX. The CUSIP number and ticker for Class C shares of the Fund are 21724W100 and CDCRX. The CUSIP number and ticker for Class I shares of the Fund are 21724W605 and CDIVX.

Purchasing shares of the Copeland International Risk Managed Dividend Growth Fund. The CUSIP number and ticker for Class A shares of the Fund are 21724W308 and IDVGX. The CUSIP number and ticker for Class C shares of the Fund are 21724W407 and IDVCX. The CUSIP number and ticker for Class I shares of the Fund are 21724W506 and IDVIX.

You may purchase shares of the Funds by sending a completed application form to the following address:

Address for Regular Mail:	Address for Overnight/Express Mail:

Copeland Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

or

Copeland International Risk

Managed Dividend Growth Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

Copeland Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

or

Copeland International Risk

Managed Dividend Growth Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in each Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order in “good order”, as defined below. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at 1-888-9-COPELAND (1-888-926-7352) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 for retirement plan accounts and $500 for all other accounts on specified days of each month into your established Fund account. Please contact the Funds at 1-888-9-COPELAND (1-888-926-7352) for more information about the Funds’ Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at each Fund’s discretion.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the respective Fund name, either “COPELAND RISK MANAGED DIVIDEND GROWTH FUND” or “COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND.” The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

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Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares of each Fund will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 pm (Eastern Time) will be processed on that same day. Requests received after 4:00 pm will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  a check payable to the “COPELAND RISK MANAGED DIVIDEND GROWTH FUND” or “COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND.”

Retirement Plans: You may purchase shares of each Fund for your individual retirement plans. Please call the Funds at 1-888-9-COPELAND (1-888-926-7352) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Address for Regular Mail:	Address for Overnight/Express Mail:

Copeland Risk Managed Dividend Growth Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

or

Copeland International Risk

Managed Dividend Growth Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

Copeland Risk Managed Dividend Growth Fund
c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

or

Copeland International Risk

Managed Dividend Growth Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-9-COPELAND (1-888-926-7352). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. Retirement accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

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Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder will be exposed to market risk until the securities are sold and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV minus the CDSC and/or redemption fee, if any, following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date). Redemption proceeds are typically paid in cash from the proceeds of the sale of portfolio securities, although each Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the applicable Fund’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities (see “Redemptions in Kind” above). These redemption methods are used regularly and may also be used in stressed market conditions. Each Fund will charge a 1% redemption fee on redemptions within 30 days of purchase. See Redemption Fee for additional details.

Good Order: Your redemption request will be processed if it is in “good order.”

To be in good order, the following conditions must be satisfied:

•         the request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption may be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000 for regular accounts or $250 for retirement accounts, the Fund may notify you that, unless the account is brought up to at least $1,000 for regular accounts or $250 for retirement accounts within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the low balance minimums above due to a decline in NAV.

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Redemption Fee

Each Fund will deduct a 1% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the respective Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1% fee.

Redemption fees are paid to the respective Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

  Redemptions of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions of Fund shares owned through participant-directed retirement plans;
  Redemptions in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  Involuntary redemptions such as to pay shareholder fees; or
  Other types of redemptions as the adviser or the Fund may determine in special situations and approved by the Fund’s or the adviser’s Chief Compliance Officer, or designated representative.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Policy; and
  Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Trust’s Chief Compliance Officer (“CCO”) may in her sole discretion determine that your trading activity is detrimental to a Fund as described in the Trust’s Market Timing Policy and direct the Trust’s Transfer Agent or Administrator to take one or more of the following actions: issue a warning letter; suspend purchases for 90 days; permanently block future purchases; and/or close your account and any other accounts you have with the Trust.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may close the account of an investor who has violated these policies (and the investor’s financial adviser) and also bar an investor from opening new accounts with the Funds.

Financial intermediaries maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the Funds upon request. If the Trust’s CCO suspects there is market timing activity in the account, the Trust’s CCO will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. At the request of the Trust’s CCO, the financial intermediary may take immediate action to stop any further short-term trading by such participants.

Despite the Funds’ efforts to detect and prevent abusive trading activity, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify all of those who may engage in abusive trading practices or limit their activities in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts traded through intermediaries, despite the arrangements the Funds have entered into with the intermediaries to provide access to account level trading information.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or redemption of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you sell or redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. For shares acquired on or after January, 2012, the Funds (or relevant broker or financial advisor) are required to compute and report to the Internal Revenue Service (the “IRS”) and furnish to Funds’ shareholders cost basis information when such shares are sold or redeemed. The Funds have elected to use the average cost method, unless you instruct the Funds to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or redemption. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

The Funds intend to distribute substantially all of their net investment income at least annually and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when paid, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, but retirement proceeds that are paid out to the participant may be taxable. Individuals, trusts and estates with income above certain thresholds are subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.

The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of the gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or redeem them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or redemption of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Distributions of “qualifying dividends” will generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or “non-qualified” foreign corporations.

23

The Copeland International Risk Managed Dividend Growth Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of these foreign taxes paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as “buying into a dividend.”

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend or redemption proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to each Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxed on such gains and on capital gain dividends from each Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Funds is effectively connected with that trade or business, then the foreign investor’s income from the Funds will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Funds on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

24

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (FINRA). Shares of the Fund are offered on a continuous basis.

Distribution Fees: Each Fund has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), for Class A and Class C shares, pursuant to which each Fund pays the Funds’ distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of such Funds’ average daily net assets attributable to Class A and Class C shares, respectively. There is no distribution fee charged for Class I shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.

The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of such Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others, including the adviser, who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Shareholder Service Fees: Each Fund has adopted a non-12b-1 Shareholder Service Plan (“Service Plan”), for Class I shares, pursuant to which each Fund pays brokers, financial intermediaries and others an annual fee for shareholder servicing expenses of 0.10% of such Fund’s average daily net assets attributable to Class I shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.

The fees paid by a Fund under the Service Plan are for services provided and the expenses borne by entities who service shareholder accounts, including payments to entities who hold Fund shares for shareholders in omnibus accounts or as shareholders of record or provide or arrange to provide shareholder support or administrative services to the Fund and its Class I shareholders, including the adviser, overhead and telephone expenses, answering shareholder questions, processing transactions and providing such other shareholder services as the Trust may reasonably request.

Additional Compensation to Financial Intermediaries: The Funds’ distributor, its affiliates, and the Funds’ adviser may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees, shareholder service fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. Payments may also be made as an additional expense reimbursement by a Fund in cases where the financial intermediary provides shareholder services to the Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-9-COPELAND (1-888-926-7352) on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

25

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Funds’ operations. The tables below reflect information for each Fund’s Class A, Class C and Class I shares. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ November 30, 2017 annual report, which is available upon request.

Copeland Risk Managed Dividend Growth Fund

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013

Net Asset Value, Beginning of Year	$12.27	$13.38	$15.31	$14.20	$10.99

Increase From Operations:
Net investment income (a)	0.06	—	0.08	0.07	0.10
Net gain(loss) from securities (both realized and unrealized)	2.51	0.07	(1.14)	1.47	3.17
Total from operations	2.57	0.07	(1.06)	1.54	3.27

Distributions to shareholders from:
Net investment income	(0.09)	(0.05)	(0.03)	(0.07)	(0.04)
Net realized gains	(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.46)	(1.18)	(0.87)	(0.43)	(0.06)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.38	$12.27	$13.38	$15.31	$14.20

Total Return (c)	21.63%	0.49%	(7.08)%	11.14%	29.87%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$64,666	$82,165	$190,458	$324,664	$443,822
Ratio of expenses to average net assets:
before reimbursement	1.82%	1.62%	1.48%	1.46%	1.55%
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.47%	0.01%	0.57%	0.48%	0.81%
Portfolio turnover rate	27%	201%	142%	44%	39%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed portion of fund expenses, the total return would have been lower.

26

Copeland Risk Managed Dividend Growth Fund

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013

Net Asset Value, Beginning of Year	$12.01	$13.17	$15.16	$14.10	$10.96

Increase From Operations:
Net investment income (loss) (a)	(0.04)	(0.09)	(0.03)	(0.04)	0.01
Net gain(loss) from securities (both realized and unrealized)	2.46	0.06	(1.12)	1.47	3.15
Total from operations	2.42	(0.03)	(1.15)	1.43	3.16

Distributions to shareholders from:
Net investment income	—	—	—	(0.01)	(0.00	)(d)
Net realized gains	(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.37)	(1.13)	(0.84)	(0.37)	(0.02)

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$14.06	$12.01	$13.17	$15.16	$14.10

Total Return (c)	20.68%	(0.30)%	(7.74)%	10.36%	28.89%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$35,487	$43,859	$81,851	$89,017	$52,399
Ratio of expenses to average net assets:
before reimbursement	2.57%	2.38%	2.24%	2.21%	2.30%
net of reimbursement	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income(loss) to average net assets	(0.28)%	(0.74)%	(0.21)%	(0.27)%	0.06%
Portfolio turnover rate	27%	201%	142%	44%	39%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	Annualized.

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Copeland Risk Managed Dividend Growth Fund

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$12.24	$13.38	$15.34	$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.08	0.01	0.11	0.13	0.09
Net gain(loss) from securities (both realized and unrealized)	2.49	0.08	(1.14)	1.44	2.29
Total from operations	2.57	0.09	(1.03)	1.57	2.38

Distributions to shareholders from:
Net investment income	(0.14)	(0.10)	(0.09)	(0.09)	(0.03)
Net realized gains	(0.37)	(1.13)	(0.84)	(0.36)	(0.02)
Total distributions	(0.51)	(1.23)	(0.93)	(0.45)	(0.05)

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$14.30	$12.24	$13.38	$15.34	$14.22

Total Return (c)	21.72%	0.67%	(6.87)%	11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$75,097	$81,750	$249,817	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.57%	1.37%	1.24%	1.24%	1.30	% (e)
net of reimbursement	1.30%	1.30%	1.24%	1.24%	1.30	% (e)
Ratio of net investment income to average net assets	0.62%	0.11%	0.76%	0.63%	1.06	% (e)
Portfolio turnover rate	27%	201%	142%	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	Not annualized.
(e)	Annualized.
28

Copeland International Risk Managed Dividend Growth Fund

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$9.93	$10.92	$11.28	$11.01	$10.00

Increase From Operations:
Net investment income (loss) (a)	0.03	0.08	(0.02)	0.06	0.04
Net gain(loss) from securities (both realized and unrealized)	2.44	(1.07)	(0.34)	0.22	0.97
Total from operations	2.47	(0.99)	(0.36)	0.28	1.01

Distributions to shareholders from:
Net investment income	(0.06)	—	—	—	—
Net realized gains	—	—	—	(0.01)	—
Total distributions	(0.06)	—	—	(0.01)	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$12.34	$9.93	$10.92	$11.28	$11.01

Total Return (c)	25.04%	(9.07)%	(3.19)%	2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,617	$5,322	$13,169	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.58%	2.14%	2.04%	2.33%	7.74	% (e)
net of reimbursement	1.60%	1.60%	1.60%	1.60%	1.60	% (e)
Ratio of net investment income (loss) to average net assets	0.28%	0.72%	(0.21)%	0.48%	0.36	% (e)
Portfolio turnover rate	88%	180%	323%	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	Not annualized.
(e)	Annualized.

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Copeland International Risk Managed Dividend Growth Fund

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$9.65	$10.69	$11.12	$10.95	$10.00

Increase From Operations:
Net investment loss (a)	(0.06)	(0.03)	(0.10)	(0.04)	(0.03)
Net gain(loss) from securities (both realized and unrealized)	2.38	(1.01)	(0.33)	0.22	0.98
Total from operations	2.32	(1.04)	(0.43)	0.18	0.95

Distributions to shareholders from:
Net realized gains	—	—	—	(0.01)	—
Total distributions	—	—	—	(0.01)	—

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$11.97	$9.65	$10.69	$11.12	$10.95

Total Return (c)	24.04%	(9.73)%	(3.87)%	1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,936	$3,603	$7,254	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	3.32%	2.89%	2.80%	3.08%	8.49	% (e)
net of reimbursement	2.35%	2.35%	2.35%	2.35%	2.35	% (e)
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.28)%	(0.88)%	(0.27)%	(0.39	)% (e)
Portfolio turnover rate	88%	180%	323%	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	Not annualized.
(e)	Annualized.

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Copeland International Risk Managed Dividend Growth Fund

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$9.96	$10.95	$11.30	$11.02	$10.00

Increase From Operations:
Net investment income (a)	0.04	0.08	0.01	0.06	0.06
Net gain(loss) from securities (both realized and unrealized)	2.45	(1.06)	(0.36)	0.23	0.96
Total from operations	2.49	(0.98)	(0.35)	0.29	1.02

Distributions to shareholders from:
Net investment income	(0.11)	(0.01)	—	—	—
Net realized gains	—	—	—	(0.01)	—
Total distributions	(0.11)	(0.01)	—	(0.01)	—

Redemption fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$12.34	$9.96	$10.95	$11.30	$11.02

Total Return (c)	25.27%	(8.97)%	(3.10)	2.60%	10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,802	$10,563	$14,902	$12,575	$847
Ratio of expenses to average net assets:
before reimbursement	2.42%	2.04%	1.89%	2.18%	17.85	% (e)
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45	% (e)
Ratio of net investment income to average net assets	0.39%	0.79%	0.05%	0.63%	0.59	% (e)
Portfolio turnover rate	88%	180%	323%	211%	68	% (d)

*	Class I commenced operations on December 17, 2012.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	Not annualized.
(e)	Annualized.

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PRIVACY notice
FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

32

Who we are
Who is providing this notice?	Copeland Trust
What we do
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Copeland Trust does not jointly market.

33

COPELAND RISK MANAGED DIVIDEND GROWTH FUND

COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

Adviser	Copeland Capital Management, LLC Eight Tower Bridge 161 Washington Street, Suite 1325 Conshohocken, PA 19428	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103	Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
Custodian	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated March 30, 2018 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Funds, please call 1-888-9-COPELAND (1-888-926-7352) or visit www.copelandfunds.com. You may also write to:

COPELAND RISK MANAGED DIVIDEND GROWTH FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Or

COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22483